Exhibit 99.1

Social Media Company MoPals.com Announces Additions to Its Board of Directors

Toronto -- July 17, 2013 – MoPals.com Inc. (“MoPals”), an emerging social media platform focused on rewarding its members for their social media influence and brand ambassadorship, today announced that it has appointed to its Board of Directors, Ralph Lean as Chairman and Todd Halpern as Vice Chair and Chair of the Compensation Committee.

“We are very excited to have both Ralph Lean and Todd Halpern join our Board of Directors,” said MoPals founder and CEO Alex Haditaghi. “Ralph’s impressive network of contacts combined with Todd’s wealth of business experience will be a great addition to MoPals as we continue to grow the company.” Mr. Haditaghi continued by stating that, “Collectively, Ralph and Todd will play significant roles in establishing good corporate governance at MoPals.”

Presently Counsel of Heenan Blaikie Toronto, Ralph was named one of Canada’s “most influential” business people by the National Post. His reputation as a trusted advisor is well known to clients ranging from global multinationals to entrepreneurs. Ralph takes pride in using his network of contacts in both Canada and abroad to bring companies together in profitable alliances that are mutually beneficial.

Ralph also serves on the board of many Canadian public and private companies, as well as several charities, foundations and civic groups such as: Score Digital, World Film Festival of Toronto, Right to Play Foundation and Board of Governors B’nai Brith Canada.

As one of Canada’s most successful business people, Todd Halpern is currently the president of Halpern Enterprises, which has seen exponential growth since he joined the company in 1979. Today, Halpern Enterprises represents over one hundred of the world’s finest wine and spirit producers and is one of the largest imports in the country. He is also Board Champion of the Krembil Neuroscience Centre, the Brain Campaign, the Arthritis Campaign and the Peter Munk Cardiac Centre Campaign.

“With their trusted reputations and extensive business experience, Ralph and Todd bring strong leadership and guidance to the MoPals team and we couldn’t be more pleased about their appointments,” said Haditaghi.

About MoPals

MoPals.com Inc. (MOMO) is an emerging, publicly traded company with a unique, mobile-based platform that bridges the gap between social media and reward programs. An experiential and Big Data-driven platform, MoPals rewards its members for both social and transactional behaviors. MoPals uses an exclusive digital currency, MoMiles™, to foster an exciting community where consumers are rewarded for making purchases at participating businesses, as well as engaging in a wide range of social media activities that enhance brand value. For more information, visit the company website at www.MoPals.com

Forward Looking Statements

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.